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                                                                     Rule 497(e)
                                                               File Nos. 2-98772
                                                                        811-4347

                                    GMO TRUST
                         SUPPLEMENT DATED AUGUST 2, 1999
                                       TO
                    GMO TRUST PROSPECTUS DATED JUNE 30, 1999


         Effective August 2, 1999, each of the GMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund and GMO U.S. Sector Fund may invest in shares of the GMO Intrinsic Value Fund (the "Intrinsic Value Fund"), a series of GMO Trust.

         Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is the investment manager for the Intrinsic Value Fund, which commenced operations in August 1999. The Intrinsic Value Fund seeks long-term capital growth through investment in equity securities. The Fund's current benchmark is the Russell 1000 Value Index, and the Fund invests primarily in equity securities of companies chosen from the Russell 1000 Index, emphasizing large capitalization equity securities. The Fund may also use derivatives. The most significant risks of an investment in the Intrinsic Value Fund include Market Risk (including Equity Securities Risk and Value Securities Risk) and Derivatives Risk (see "Summary of Principal Risks" in the GMO Trust Prospectus for a description of these risks). The Intrinsic Value Fund is currently offered pursuant to a separate Prospectus and Statement of Additional Information, copies of which are available free of charge from GMO upon request (call collect at (617) 346-7646). For more information about the Intrinsic Value Fund, including the Fund's fees and expenses, strategies, the risks noted above and other principal risks of an investment in the Fund, please refer to the Fund's Prospectus and Statement of Additional Information.